EXHIBIT 99.2
				CERTIFICATION PURSUANT TO
				     18 U.S.C SECTION 1350
				     AS ADOPTED PURSUANT TO
		        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Lescarden Inc. (the "Company") on Form 10-KSB for the period ended May 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gerard A. Dupuis, Chief executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

   (1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                         /s/ Gerard A. Dupuis
                             Gerard A. Dupuis
                             Chief Executive Officer and
                             Chief Financial Officer
                             August 21, 2002